UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) November 29, 2004

FOSTER WHEELER LTD.

(Exact Name of Registrant as Specified in Its Charter)

Bermuda

(State or Other Jurisdiction of Incorporation)

001-31305	22-3802649
(Commission File Number)	(IRS Employer Identification No.)

Perryville Corporate Park, Clinton, New Jersey	08809-4000
(Address of Principal Executive Offices)	(Zip Code)

(908) 730-4000
(Registrant’s Telephone Number, Including Area Code)

Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 5.05.              Amendments to Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.

(a)           On November 29, 2004 Foster Wheeler Ltd. distributed to its employees, officers and directors a revised version of its Code of Business Conduct and Ethics, under the cover of a letter from Raymond J. Milchovich, Chairman, President and Chief Executive Officer of Foster Wheeler Ltd.  A copy of the revised Code of Business Conduct and Ethics and of the letter are filed as exhibits 99.1 and 99.2, respectively, and are incorporated by reference herein.  The Code of Business Conduct and Ethics is available on the Company’s website at www.fwc.com.

Item 9.01.              Financial Statements and Exhibits.

(c)            Exhibits.

99.1         Code of Business Conduct and Ethics of Foster Wheeler Ltd.

99.2         Letter from Raymond J. Milchovich, Chairman, President and Chief Executive Officer of Foster Wheeler Ltd.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FOSTER WHEELER LTD.

DATE: December 2, 2004	By:	/s/ Lisa Fries Gardner
Lisa Fries Gardner
Vice President and Secretary

EXHIBIT INDEX

Exhibit Number	Description

99.1	Code of Business Conduct and Ethics of Foster Wheeler Ltd.

99.2	Letter from Raymond J. Milchovich, Chairman, President and Chief Executive Officer of Foster Wheeler Ltd.